NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

NYSE: NAV JPMorgan Diversified Industries Conference September 15, 2009 Exhibit 99.1

NYSE: NAV

Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2008, which was filed on December 30,
2008, and Item 1A, Risk Factors, included within our Form 10-Q for the period ended July 31, 2009, which was filed on September 9, 2009.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-
looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV

Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

U.S. and Canada Class 6-8 Retail Industry
500,000
400,000
300,000
200,000
100,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 Fcst
2010 Fcst

NAVISTAR

NYSE: NAV
Guidance - Industry Landscape
Guidance
•
Class 6-8 Truck Industry
2009: 165K to 185K
2010: 175K to 215K
•
Engine shipments – 245K to 265K
•
Parts – segment revenues expected to
be ~$2.2B to $2.3B
•
Financial Services - profitable
Note: Industry guidance includes military orders sold to the U.S.

Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 21,000 23,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 34,000 42,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 110,000 120,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 165,000 185,000
FY 09
Historical Information
United States and Canadian Class 6-8 Truck Industry - Retail Sales Volume
Current 2009
Actual Guidance

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

NYSE: NAV

We expect our strategy will enable us to
deliver our 2009 goals and BEYOND
Original FY 2009 Goals
Original FY 2009 Goals
•
$15+ Billion Revenue
•
$1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while developing
synergistic niche businesses with richer
margins
•
Improve conversion rate of operating
income into net income
•
Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion Markets
Leveraging what we have and what others have built
NYSE: NAV

NYSE: NAV Great Products *Excludes U.S. Military shipments 6

- **SG&A**
  - Other SG&A / fixed costs ~$150M
  - Professional (filing) fees ~ $100M
- **Post retirement**
  - Pension
    - Closed plan to new entrants in 2002
      - Majority of new entrants closed in 1996
      - Annual service cost is decreasing
    - 2009 higher cost caused by 2008 market decline
      - Revised investment strategy/investment advisor
      - July YTD 2009 return 18.5% for pension plan and 20% for OPEB (CY)
      - Expect cost to improve/neutral
  - Health care
    - Aggressive cost control, without service cuts (health care)
      - Cost contained, but too expensive
- **Taxes**

NAVISTAR

NYSE: NAV
Competitive Cost Structure-Overall goal is to
continuously seek the needed quality at the best price
Below the Line Key Component of COGS

Strategic initiatives
ProStar
®
MaxxForce™
Big Bore 11L/13L/15L
Scale
Strategic partnerships
Mahindra International
South America
CAT
Global sourcing
Design cost reduction
Commodities cost reduction and
containment
Manufacturing cost structure
NYSE: NAV

NYSE: NAV
Medium
Truck
3Q09 School Bus, Class 6-8
Market Share was 36%
61% Market Share
3Q09
35% Market Share
3Q09
33% Market Share
3Q09
Severe
Service
Truck*
Heavy
Truck
29% Market share
3Q09
• #2 in YTD July Market Share
• Executing on strategy
- New Products (ProStar
®
,
LoneStar
®
)
• MaxxForce
®
EGR engines
• #1 In Market Share despite
industry consolidation
• MaxxForce
®
EGR engines
• #1 in Market Share
• A leader in Medium Hybrid
• MaxxForce
®
EGR engines
• #1 in Market Share
• 3rd straight year of
increasing market share
• MaxxForce
®
EGR engines
FY07 60%
FY08 55%
3Q09 61%
YTD JUL 59%
*Note: Excludes U.S. Military shipments.
School Bus & Combined Class 6-8 Market Share – FY07: 26%; FY08: 29%; 3Q09: 36%; YTD JUL: 33%
FY07 36%
FY08 36%
3Q09 35%
YTD JUL 35%
FY07 25%
FY08 27%
3Q09 33%
YTD JUL 34%
FY07 15%
FY08 19%
3Q09 29%
YTD JUL 25%
Class 8*
30% Market Share
3Q09
School
Bus

NYSE: NAV

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

Mfg. Segment Profit ($M)
$1,800
$1,400
$1,000
$600
$200
150
200
250
300
350
400
450
500
Traditional Industry Volume (Thousands of Units)
Original $1.6B Goal @ 414.5k units
2009 Goal including Ford settlement and related charges
2009 Goal @ 165k to 185k Industry Range (excl .Ford)
Mfg. Segment Profit = $710M to $735M
Earnings Per Share = $2.55 to $2.85
2008 Actual (excl. Impairment)
2006 Actual
2007 Actual
$1.6B Line @ 165k to 185k Industry Range:
Mfg. Segment Profit = $350M to $450M

NAVISTAR

NYSE: NAV
Our Strategy is Paying Off
Leveraging What We Have and What Others Have Built

NYSE: NAV
*Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation

NYSE: NAV
Actions in 2009 for 2010 and Beyond
2010 Emission Strategy
How EGR Technology Works
Competitor “A” – announced its
Environmental Protection Agency (EPA)
2010 emissions reduction technology
using selective catalytic reduction
(SCR)
will carry a surcharge of $9,600.
Competitor “B” – “anywhere
from
$8,000 to $10,000
is a range that
everybody is aware of. There's certainly
no secret about that.”
Navistar’s strategy is to price
competitively.

NYSE: NAV
2010 Emission Strategy Status
2010 emission strategy on/ahead of schedule
•
All engines will be between .4 and .5 NOx
•
Engine durability testing is on track and plan to
over-test and stress many parts of the system
•
In most cases, vehicles will have equal to better
fuel economy than 2009 vehicles
•
Base engine will have less heat than 2009 engines
•
ProStar
®
vehicle weight will be reduced by 600
lbs.
•
MaxxForce
®
13L will have over 1,000 lbs. of
weight advantage vs. a competitive 15L SCR
engine

NFC –
Primary Purpose is to Help Us Sell Trucks
Dealers
Retail

• Liquidity – Overall $1B
- Wholesale - $311M
- Retail - $348M
- Revolver - $362M
• Strategy:
- Maintain the value of NFC
- Reduce leverage
• Refinancing Plan:
- Wholesale
Renew wholesale VFC – Done
Expand capacity for market recovery
- Retail
Work with banks to improve product offering for
customers – In Progress
Concentration of customers
- Bank Facility/Term Loan
Refinance bank facility/term loan to meet strategy – End
of Year
NYSE: NAV

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Capital Structure
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2009 2010 2011 2012
Capital Structure
NFC $1.4B
Due  July 2010
Mfg $1.5B
Due  Jan 2012
• Initial focus on NFC
• Balance the alternatives
- Cost
- Execution/market conditions
- Shareholder value

NAVISTAR
NAVISTAR
MODEC

#1

CAT

MAXXFORCE 15
INTERNATIONAL DIESEL POWER

NAVISTAR

NYSE: NAV 14 Summary Advanced EGR In-Cylinder NOx Reduction Military sustainable at $2B Combined 33% Market Share July YTD

NYSE: NAV
SEC Regulation G

This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
(Unaudited)
YE 2005 YE 2006 YE 2007 YE 2008 2009 - 3Q
- $             - $             1,330 $      1,330 $       1,330 $
- 1,500 - - -
408 401 369 306 278
400 - - - -
393 - - - -
249 15 15 15 15
245 484 267 157 162
202 1 1 1 -
190 - - - -
13 11 8 6 4
24 60 39 19 17
2,124 2,472 2,029 1,834 1,806
2,779 $      3,104 $      2,748 $      2,076 $       1,439 $
838 1,426 1,354 1,370 1,259
500 500 500 500 500
- 28 117 162 75
148 116 133 132 128
4,265 $      5,174 $      4,852 $      4,240 $       3,401 $
(Unaudited)
YE 2005 YE 2006 YE 2007 YE 2008 2009 - 3Q
776 $         1,078 $      716 $         775 $         751 $             *
53 79 61 86 70
829 $         1,157 $      777 $         861 $         821 $
776 $         1,078 $      716 $         775 $         751 $             *
91 136 6 2 -
DEBT
(in millions)
Manufacturing operations
January 2007 Loan Facility (Libor + 325 matures January 2012)
Bridge Loan Facility (Libor + 500)
Financing arrangements and capital lease obligations
6.25% Senior Notes
9.375% Senior Notes
7.5% Senior Notes, due 2011
Majority owned dealership debt
4.75% Subordinated Exchangeable Notes, due 2009
2.5% Senior Convertible Notes
9.95% Senior Notes, due 2011
Other
Total manufacturing operations debt
Financial services operations
Borrowing secured by asset-backed securities, at variable rates, due serially through 2016
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2013
Revolving retail warehouse facility, at variable rates, due 2010
Commercial Paper, at variable rates, due serially through 2010
Borrowing secured by operating and finance leases, at various rate, due serially through 2016
Total financial services operations debt
Cash & Cash Equivalents
Manufacturing non-GAAP (Unaudited)
Financial Services non-GAAP (Unaudited)
Consolidated US GAAP (Audited)
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited)
Manufacturing Marketable Securities non-GAAP (Unaudited)
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 867 $         1,214 $      722 $         777 $         751 $
*Includes increase in cash and cash equivalents from consolidating Blue Diamond Truck and Blue Diamond Parts
(Audited)

NYSE: NAV
SEC Regulation G
U.S. and Canada industry 165K 185K
Sales and revenues, net $11.5 $12.0
Manufacturing segment profit
(excludes asset impairment, Ford settlement, & related charges)
$350 $450
Asset impairment, Ford settlement, & related charges
Manufacturing segment profit $350 $450
Below the line items ($500) ($330)
Income (Loss) before income tax $1,100 $1,270 ($170) ($70)
NA
$15+
($Millions) ($Millions)
$1,600
Target @
Current Industry
414.5K
($Billions)
~($520)
$1,600
NA
($Billions)
FY 2009
Guidance on $1.6B Mfg Segment Profit Line
Original Target @ 414.5K
Industry
This regulation G slide corresponds with the data found in the chart on slide 5 and 9
NYSE: NAV

NYSE: NAV
SEC Regulation G –
Fiscal Year
Comparison
FY 2008 FY 2007 FY 2006
Estimated
As
Reported
As
Reported
As
Reported
Ford
Settlement
Impacts
U.S. and Canada industry 165K 185K 165K 185K
($Billions) ($Billions) ($Billions)
Sales and revenues, net $11.0 $11.5 $11.0 $11.5 $14.7 $12.3 $14.2
($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing segment profit *
(excludes asset impairment, Ford settlement, & related charges) $710 $735 NA $710 $735 $1,114 $426 $838
Asset impairment, Ford settlement, & related charges ~ $175 ($395) NA NA
Manufacturing segment profit * $710 $735 $175 $885 $910 $719 $426 $838
Below the line items $0 ($528) ($499) ($443)
Income (Loss) excluding income tax $225 $250 $175 $400 $425 $191 ($73) $395
Income tax benefit (expense) ~ ($3) ($57) ($47) ($94)
Net income (loss) $182 $207 $172 $354 $379 $134 ($120) $301
Diluted earnings (loss) per share ($'s) $2.55 $2.85 $2.40 $4.95 $5.25 $1.82 ($1.70) $4.12
Weighted average shares outstanding: diluted ~72M 73.2M 70.3M 74.5M
Memo - professional fees included in below the line items ($40) ($30) ($40) ($30) ($154) ($224) ($70)
* Includes: minority interest in net income of subsidiaries of ($7)M, net of tax; extraordinary gain of $23M, net of tax
~72M ~72M
~($485)
~($43) ~($46)
($Millions) ($Millions)
($Billions) ($Billions)
FY 2009
Non GAAP
Goal
Goal
Without
Ford
Settlement
With
Ford
Settlement
~($485)
NA ~$175

This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.